UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2018

CO-DIAGNOSTICS, INC.

(Exact name of registrant as specified in its charter)

Utah	1-38148	46-2609363
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2401 S. Foothill Drive, Suite D, Salt Lake City, Utah 84109

(Address of principal executive offices and zip code)

(801) 438-1036

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01	Entry into a Material Definitive Agreement.

On August 3, 2018, Co-Diagnostics, Inc. (the “Company”) entered into a Note Purchase Agreement with Robert Salna, an existing shareholder of the Company and prior investor of the Company’s convertible debt securities. Pursuant to the agreement, the Company issued to Mr. Salna a Promissory Note, dated August 3, 2018, in the principal amount of $2,000,000 (the “Note”) in exchange for a loan to the Company of equal principal amount.

The Note bears interest at the rate of nine percent (9.0%) per annum, payable quarterly in arrears. The maturity date of the Note is July 31, 2019. All unpaid principal and accrued interest on the Note will become due and payable on the maturity date. The Note is unsecured and provides for a default interest rate of eighteen percent (18.0%) per annum.

The Note may be prepaid in full or in part at any time. In the event of a Change of Control (as defined in the Note), the Note will become immediately due and payable. The Note contains standard default and other terms and conditions.

The Note provides that the repayment of the principal amount (US$2,000,000) must be made in Canadian dollars. The Note establishes a floor designated in Canadian dollars whereby the Company must pay no less than Cdn$2,600,000 in repayment of the principal amount. Therefore, the Company is required to bear the risk of currency fluctuations between the U.S. and Canadian dollars in the event the principal repayment of US$2,000,000 is less than Cdn$2,600,000.

The foregoing description of the Note is qualified in its entirety by reference to the complete text of the Note, a copy of which is included as an exhibit to this report.

The offer and sale of the Note were not registered under the Securities Act of 1933, as amended, in reliance on the exemptions from registration provided by Section 4(a)(2) thereof and Regulation D and Regulation S promulgated thereunder.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 is hereby incorporated by reference in this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	9% Promissory Note, dated August 3, 2018, between Co-Diagnostics, Inc. and Robert Salna for $2,000,000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CO-DIAGNOSTICS, INC.

Dated: August 9, 2018
/s/ DWIGHT H. EGAN
	By:	Dwight H. Egan, President/CEO